UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2016

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-9533 (Commission File Number)	59-2459427 (I.R.S. Employer Identification No.)

9800 N.W. 41st Street Miami, Florida (Address of principal executive offices)	33178 (Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

World Fuel Services Corporation (the “Company”) is filing this Form 8-K to provide additional information and details regarding the correction of previously issued financial statements disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2016.  During the quarter ended June 30, 2016, the Company identified a correction to its provision for income taxes in certain prior periods due to the accounting for the tax effects of foreign currency translation changes on intercompany loans that are considered to be of a long-term investment nature. The Company determined that it had incorrectly applied the accounting guidance in ASC 740, Income Taxes and recorded a deferred tax asset related to foreign currency translation losses in the provision for income taxes, resulting in the Company reporting a lower provision for income taxes in the periods that were impacted.

In accordance with Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, management evaluated the materiality of the error from qualitative and quantitative perspectives, and concluded the error was not material to its previously issued annual and interim financial statements.  The cumulative amounts of the corrections were approximately $20.0 million, of which approximately $12.5 million was attributable to the year ended December 31, 2015. The cumulative amount of the prior period adjustments would have been material to the Company’s current Statements of Income and Comprehensive Income had it made the correction in the current period and, accordingly the Company will revise its previously issued financial statements prospectively to correct these errors.

The corrections associated with the provision for income taxes line item as well as other immaterial adjustments are reflected below and will also be reflected in the Company’s regularly filed financial reports commencing with its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2016 for all periods presented

The following table presents the effect of the correction on the previously reported Balance Sheet as of December 31, 2015 and December 31, 2014:

Consolidated Balance Sheets

(Unaudited - In millions, except per share data)

	As of December 31, 2015			As of December 31, 2014
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised
Assets:
Current assets:
Cash and cash equivalents	$582.5	—	$582.5	$302.3	—	$302.3
Accounts receivable, net	1,812.6	—	1,812.6	2,306.4	1.8	2,308.2
Inventories	359.1	—	359.1	437.6	—	437.6
Prepaid expenses	57.9	—	57.9	76.9	—	76.9
Short-term derivative assets, net	227.2	(6.8)	220.4	303.6	—	303.6
Other current assets	209.8	(1.8)	208.0	246.6	—	246.6
Current assets held for sale	5.5	—	5.5	—	—	—
Total current assets	3,254.6	(8.6)	3,246.0	3,673.4	1.8	3,675.2

Property and equipment, net	225.6	—	225.6	203.4	0.6	204.0
Goodwill	675.8	—	675.8	653.3	(0.6)	652.7
Identifiable intangible and other non-current assets	356.9	(15.5)	341.4	350.9	(4.7)	346.2
Non-current assets held for sale	36.5	—	36.5	—	—	—
Total assets	$4,549.4	(24.1)	$4,525.3	$4,881.0	(2.9)	$4,878.1

Liabilities:
Current liabilities:
Short-term debt	$25.5	—	$25.5	$17.9	—	$17.9
Accounts payable	1,349.6	—	1,349.6	1,850.1	—	1,850.1
Customer deposits	118.3	—	118.3	138.8	—	138.8
Accrued expenses and other current liabilities	263.8	(8.6)	255.2	232.5	2.6	235.1
Current liabilities held for sale	5.6	—	5.6	—	—	—
Total current liabilities	1,762.8	(8.6)	1,754.2	2,239.3	2.6	2,241.9

Long-term debt	746.7	—	746.7	672.0	—	672.0
Non-current income tax liabilities, net	87.7	—	87.7	85.5	—	85.5
Other long-term liabilities	25.8	—	25.8	19.3	—	19.3
Non-current liabilities held for sale	5.0	—	5.0	—	—	—
Total liabilities	2,628.0	(8.6)	2,619.4	3,016.1	2.6	3,018.7

Commitments and contingencies

Equity:
World Fuel shareholders' equity:
Preferred stock, $1.00 par value; 100 shares authorized, none issued	—	—	—	—	—	—
Common stock, $0.01 par value; 100,000 shares authorized, 70,788 and 72,082 shares issued and outstanding as of December 31, 2015 and 2014, respectively	0.7	—	0.7	0.7	—	0.7
Capital in excess of par value	435.3	—	435.3	496.4	—	496.4
Retained earnings	1,588.6	(19.2)	1,569.4	1,418.5	(6.5)	1,412.0
Accumulated other comprehensive loss	(113.2)	3.7	(109.5)	(60.2)	1.0	(59.2)
Total World Fuel shareholders' equity	1,911.4	(15.5)	1,895.9	1,855.4	(5.5)	1,849.9
Noncontrolling interest equity	10.0	—	10.0	9.5	—	9.5
Total equity	1,921.4	(15.5)	1,905.9	1,864.9	(5.5)	1,859.4
Total liabilities and equity	$4,549.4	(24.1)	$4,525.3	$4,881.0	(2.9)	$4,878.1

The following tables present the effect of the correction on the previously reported statements of income and comprehensive income:

Consolidated Statements of Income and Comprehensive Income

(Unaudited – In millions, except per share data)

	For the Year ended
	December 31, 2015
	As Reported	Adjustment	Revised
Revenue	$30,379.7	1.7	$30,381.4
Cost of revenue	29,519.2	1.2	29,520.4
Gross profit	860.5	0.5	861.0
Operating expenses:
Compensation and employee benefits	365.8	—	365.8
Provision for bad debt	7.5	—	7.5
General and administrative	240.0	2.1	242.1
	613.3	2.1	615.4
Income from operations	247.2	(1.6)	245.6
Non-operating expenses, net:
Interest expense and other financing costs, net	(29.9)	—	(29.9)
Other income (expense), net	2.0	—	2.0
	(27.9)	—	(27.9)
Income before income taxes	219.3	(1.6)	217.7
Provision for income taxes	36.3	10.8	47.1
Net income including noncontrolling interest	183.0	(12.4)	170.6
Net loss attributable to noncontrolling interest	(3.9)	—	(3.9)
Net income attributable to World Fuel	$186.9	(12.4)	$174.5

Basic earnings per common share	$2.66	(0.17)	$2.49

Basic weighted average common shares	70.2	—	70.2

Diluted earnings per common share	$2.64	(0.17)	$2.47

Diluted weighted average common shares	70.7	—	70.7

Comprehensive income:
Net income including noncontrolling interest	$183.0	(12.4)	$170.6
Other comprehensive (loss) income:
Foreign currency translation adjustments	(49.6)	4.0	(45.6)
Cash Flow hedge, net	0.6	(1.4)	(0.8)
	(49.0)	2.6	(46.4)
Comprehensive income including noncontrolling interest	134.0	(9.8)	124.2
Comprehensive income (loss) attributable to noncontrolling interest	0.1	(2.3)	(2.2)
Comprehensive income attributable to World Fuel	$133.9	(7.5)	$126.4

Consolidated Statements of Income and Comprehensive Income

(Unaudited – In millions, except per share data)

	For the Year ended			For the Year ended
	December 31, 2014			December 31, 2013
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised
Revenue	$43,386.4	5.4	$43,391.8	$41,561.9	(2.0)	$41,559.9
Cost of revenue	42,572.8	—	42,572.8	40,809.1	(1.4)	40,807.7
Gross profit	813.6	5.4	819.0	752.8	(0.6)	752.2
Operating expenses:
Compensation and employee benefits	319.8	—	319.8	288.0	—	288.0
Provision for bad debt	3.8	—	3.8	11.7	—	11.7
General and administrative	220.9	(2.1)	218.8	188.6	—	188.6
	544.5	(2.1)	542.4	488.3	—	488.3
Income from operations	269.1	7.6	276.7	264.5	(0.6)	263.9
Non-operating expenses, net:
Interest expense and other financing costs, net	(25.2)	—	(25.2)	(17.3)	—	(17.3)
Other income (expense), net	25.6	(2.3)	23.3	(0.4)	2.3	1.9
	0.4	(2.3)	(1.9)	(17.7)	2.3	(15.4)
Income before income taxes	269.5	5.3	274.8	246.7	1.8	248.5
Provision for income taxes	51.1	2.5	53.6	39.5	6.5	46.0
Net income including noncontrolling interest	218.4	2.8	221.2	207.2	(4.7)	202.5
Net loss attributable to noncontrolling interest	(3.3)	—	(3.3)	4.1	0.3	4.4
Net income attributable to World Fuel	$221.7	2.8	$224.5	$203.1	(5.0)	$198.1

Basic earnings per common share	$3.13	0.04	$3.17	$2.85	(0.07)	$2.78

Basic weighted average common shares	70.8	—	70.8	71.2	—	71.2

Diluted earnings per common share	$3.11	0.04	$3.15	$2.83	(0.07)	$2.76

Diluted weighted average common shares	71.3	—	71.3	71.8	—	71.8

Comprehensive income:
Net income including noncontrolling interest	$218.4	2.8	$221.2	$207.2	(4.7)	$202.5
Other comprehensive (loss):					—
Foreign currency translation adjustments	(30.9)	—	(30.9)	(13.2)	1.5	(11.7)
Cash Flow hedge, net	—	—	—	(0.1)	—	(0.1)
	(30.9)	—	(30.9)	(13.3)	1.5	(11.8)
Comprehensive income including noncontrolling interest	187.5	2.8	190.3	193.9	(3.2)	190.7
Comprehensive (loss) income attributable to noncontrolling interest	(3.3)	2.2	(1.1)	4.1	0.4	4.5
Comprehensive income attributable to World Fuel	$190.8	0.6	$191.4	$189.8	(3.6)	$186.2

Consolidated Statements of Income and Comprehensive Income

(Unaudited – In millions, except per share data)

	For the Three Months ended
	March 31, 2016
	As Reported	Adjustment	Revised
Revenue	$5,192.6	(1.7)	$5,190.9
Cost of revenue	4,968.8	0.6	4,969.4
Gross profit	223.8	(2.3)	221.5
Operating expenses:
Compensation and employee benefits	95.9	—	95.9
Provision for bad debt	1.5	—	1.5
General and administrative	63.1	—	63.1
	160.5	—	160.5
Income from operations	63.3	(2.3)	61.0
Non-operating expenses, net:
Interest expense and other financing costs, net	(7.6)	—	(7.6)
Other income, net	1.3	—	1.3
	(6.3)	—	(6.3)
Income before income taxes	57.1	(2.3)	54.7
Provision for income taxes	4.8	(1.6)	3.2
Net income including noncontrolling interest	52.3	(0.8)	51.5
Net loss attributable to noncontrolling interest	(0.1)	—	(0.1)
Net income attributable to World Fuel	$52.4	(0.8)	$51.6

Basic earnings per common share	$0.75	(0.01)	$0.74

Basic weighted average common shares	69.5	—	69.5

Diluted earnings per common share	$0.75	(0.01)	$0.74

Diluted weighted average common shares	70.0	—	70.0

Comprehensive income:
Net income including noncontrolling interest	$52.3	(0.8)	$51.5
Other comprehensive income (loss):
Foreign currency translation adjustments	2.5	(1.2)	1.3
Cash Flow hedge, net of income tax benefit: 2016 -$0.2	(1.7)	1.4	(0.3)
	0.8	0.2	1.0
Comprehensive income including noncontrolling interest	53.1	(0.6)	52.5
Comprehensive income attributable to noncontrolling interest	1.5	—	1.5
Comprehensive income attributable to World Fuel	$51.6	(0.6)	$51.0

Consolidated Statements of Income and Comprehensive Income

(Unaudited – In millions, except per share data)

	For the Three Months ended			For the Nine Months ended
	September 30, 2015			September 30, 2015
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised
Revenue	$7,810.7	—	$7,810.7	$23,647.8	—	$23,647.8
Cost of revenue	7,584.0	—	7,584.0	23,015.2	1.9	23,017.1
Gross profit	226.7	—	226.7	632.6	(1.9)	630.7
Operating expenses:
Compensation and employee benefits	94.2	—	94.2	270.5	(0.2)	270.3
Provision for bad debt	1.6	—	1.6	5.2	—	5.2
General and administrative	64.5	—	64.5	177.6	2.0	179.6
	160.3	—	160.3	453.3	1.8	455.1
Income from operations	66.4	—	66.4	179.3	(3.7)	175.6
Non-operating expenses, net:
Interest expense and other financing costs, net	(7.9)	—	(7.9)	(21.5)	—	(21.5)
Other income, net	1.9	—	1.9	0.5	—	0.5
	(6.0)	—	(6.0)	(21.0)	—	(21.0)
Income before income taxes	60.4	—	60.4	158.3	(3.7)	154.6
Provision for income taxes	11.8	5.9	17.7	26.8	6.8	33.6
Net income including noncontrolling interest	48.6	(5.9)	42.7	131.5	(10.5)	121.0
Net loss attributable to noncontrolling interest	(1.0)	—	(1.0)	(3.6)	0.1	(3.5)
Net income attributable to World Fuel	$49.6	(5.9)	$43.7	$135.1	(10.6)	$124.5

Basic earnings per common share	$0.71	(0.09)	$0.62	$1.92	(0.15)	$1.77

Basic weighted average common shares	70.0	—	70.0	70.5	—	70.5

Diluted earnings per common share	$0.71	(0.09)	$0.62	$1.90	(0.15)	$1.75

Diluted weighted average common shares	70.3	—	70.3	71.0	—	71.0

Comprehensive income:
Net income including noncontrolling interest	$48.6	(5.9)	$42.7	$131.5	(10.5)	$121.0
Other comprehensive loss:		—			—
Foreign currency translation adjustments	(31.0)	3.6	(27.4)	(42.8)	4.8	(38.0)
Cash Flow hedge, net of income tax benefit of $0.7 for the three and nine months ended September 30,2015, respectively	(1.1)	—	(1.1)	(1.1)	—	(1.1)
	(32.1)	3.6	(28.5)	(43.9)	4.8	(39.1)
Comprehensive income including noncontrolling interest	16.5	(2.3)	14.2	87.6	(5.7)	81.9
Comprehensive income (loss) attributable to noncontrolling interest	1.1	(2.3)	(1.2)	1.0	(2.2)	(1.2)
Comprehensive income attributable to World Fuel	$15.4	—	$15.4	$86.6	(3.5)	$83.1

Consolidated Statements of Income and Comprehensive Income

(Unaudited – In millions, except per share data)

	For the Three Months ended			For the Six Months ended
	June 30, 2015			June 30, 2015
	As Reported	Adjustment	Revised	As Reported	Adjustment	Revised
Revenue	$8,496.4	—	$8,496.4	$15,837.1	—	$15,837.1
Cost of revenue	8,306.0	—	8,306.0	15,431.3	1.8	15,433.1
Gross profit	190.4	—	190.4	405.8	(1.8)	404.0
Operating expenses:
Compensation and employee benefits	87.5	—	87.5	176.2	—	176.2
Provision for bad debt	2.3	—	2.3	3.6	—	3.6
General and administrative	59.0	—	59.0	113.0	2.0	115.0
	148.8	—	148.8	292.8	2.0	294.8
Income from operations	41.6	—	41.6	113.0	(3.8)	109.2
Non-operating expenses, net:
Interest expense and other financing costs, net	(6.4)	—	(6.4)	(13.7)	—	(13.7)
Other (expense) income, net	(1.6)	—	(1.6)	(1.3)	—	(1.3)
	(8.0)	—	(8.0)	(15.0)	—	(15.0)
Income before income taxes	33.6	—	33.6	98.0	(3.8)	94.2
Provision for income taxes	5.2	(0.6)	4.6	15.1	0.8	15.9
Net income including noncontrolling interest	28.4	0.6	29.0	82.9	(4.6)	78.3
Net loss attributable to noncontrolling interest	(1.5)	—	(1.5)	(2.6)	—	(2.6)
Net income attributable to World Fuel	$29.9	0.6	$30.5	$85.5	(4.6)	$80.9

Basic earnings per common share	$0.42	0.01	$0.43	$1.21	(0.07)	$1.14

Basic weighted average common shares	70.7	—	70.7	70.7	—	70.7

Diluted earnings per common share	$0.42	0.01	$0.43	$1.20	(0.06)	$1.13

Diluted weighted average common shares	71.2	—	71.2	71.3	—	71.3

Comprehensive income:
Net income including noncontrolling interest	$28.4	0.6	$29.0	$82.9	(4.6)	$78.3
Other comprehensive income (loss):		—			—
Foreign currency translation adjustments	22.0	(0.6)	21.4	(11.8)	1.2	(10.6)
	22.0	(0.6)	21.4	(11.8)	1.2	(10.6)
Comprehensive income including noncontrolling interest	50.4	—	50.4	71.1	(3.4)	67.7
Comprehensive loss attributable to noncontrolling interest	(1.2)	—	(1.2)	(0.1)	—	(0.1)
Comprehensive income attributable to World Fuel	$51.6	—	$51.6	$71.2	(3.4)	$67.8

Consolidated Statements of Income and Comprehensive Income

(Unaudited – In millions, except per share data)

	For the Three Months ended
	March 31, 2015
	As Reported	Adjustment	Revised
Revenue	$7,340.7	—	$7,340.7
Cost of revenue	7,125.3	1.8	7,127.1
Gross profit	215.4	(1.8)	213.6
Operating expenses:
Compensation and employee benefits	88.6	—	88.6
Provision for bad debt	1.3	—	1.3
General and administrative	54.0	2.1	56.1
	143.9	2.1	146.0
Income from operations	71.5	(3.9)	67.6
Non-operating expenses, net:
Interest expense and other financing costs, net	(7.3)	—	(7.3)
Other income (expense), net	0.3	—	0.3
	(7.0)	—	(7.0)
Income before income taxes	64.5	(3.9)	60.6
Provision for income taxes	9.9	1.4	11.3
Net income including noncontrolling interest	54.6	(5.3)	49.3
Net loss attributable to noncontrolling interest	(1.0)	—	(1.0)
Net income attributable to World Fuel	$55.6	(5.3)	$50.3

Basic earnings per common share	$0.79	(0.08)	$0.71

Basic weighted average common shares	70.7	—	70.7

Diluted earnings per common share	$0.78	(0.08)	$0.70

Diluted weighted average common shares	71.4	—	71.4

Comprehensive income:
Net income including noncontrolling interest	$54.6	(5.3)	$49.3
Other comprehensive (loss):
Foreign currency translation adjustments	(33.8)	1.8	(32.0)
	(33.8)	1.8	(32.0)
Comprehensive income including noncontrolling interest	20.8	(3.5)	17.3
Comprehensive income attributable to noncontrolling interest	1.2	—	1.2
Comprehensive income attributable to World Fuel	$19.6	(3.5)	$16.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 29, 2016	World Fuel Services Corporation

/s/ Ira M. Birns
Ira M. Birns
Executive Vice President and Chief Financial Officer